                                                                   EXHIBIT 10.49

                                 PROMISSORY NOTE


$750,000.00                                                       June 30, 1999


         For value received, the undersigned, RIGCO North America, L.L.C., a Delaware limited liability company (the "Borrower"), hereby promises to pay to the order of Tatham Investment Corp., a Cayman entity, (the "Lender"), on or before September 30, 1999 (the "Maturity Date"), the lesser of (i) SEVEN HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($750,000.00), and (ii) the aggregate unpaid principal amount of all loans made by the Lender to the Borrower hereunder, with interest as specified herein.

         This Note is subject to the following additional provisions, terms and conditions:

         1. Committed Draw Facility. The Lender agrees, on the terms and conditions of this Note, to make credit loans to the Borrower during the period from and including the date hereof to and including the Maturity Date, in a maximum aggregate principal amount of up to $750,000.00.

         2. Principal. To the extent not previously paid, the entire unpaid principal balance hereof plus all accrued but unpaid interest thereon shall be due and payable on the Maturity Date. All principal payments shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. The Borrower may at any time and from time to time prepay all or any part of the unpaid principal balance of this Note without premium or penalty, but prepayments of less than all of the unpaid principal balance of this Note shall be in the minimum amount of $10,000 and in integral multiples thereof.

         3. Interest.

                  (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of this Note from the date of advance thereof to maturity (whether by acceleration or otherwise) at a varying rate per annum equal to the lesser of (i) the Base Rate (as defined below) plus three percent (3%) per annum, and (ii) the maximum nonusurious interest rate permitted by applicable law (the "Maximum Rate"). Overdue principal shall bear interest, before and after judgment, for each day that such amounts are overdue at a varying rate per annum equal to the lesser of (i) the Base Rate plus three percent (3%) per annum, and (ii) the Maximum Rate.

                  (b) As used in this Note, (i) the term "Base Rate" shall have the same meaning as given to such term in the Credit Agreement, dated as of September 30, 1996 (as amended), among the Borrower, the several banks and other financial institutions from time to time parties thereto, Lehman Commercial Paper Inc., as Advisor, Syndication Agent and Arranger, Hibernia National Bank, as Collateral and Documentation Agent and BHF-Bank Aktiengesellschaft, as Administrative Agent ("Borrower Credit Agreement"), and (ii) "Business Day" shall mean any day of the week except Saturday, Sunday or any other day when national banks are closed.

                  (c) Interest on the principal of this Note shall accrue from and including the date of each advance to, but excluding the date of any repayment thereof, and shall be payable (i) upon the payment or prepayment, in full or in part, of any of the principal amount of this Note, (ii) at the maturity of this Note (whether by acceleration or otherwise), and (iii) after maturity (whether by acceleration or otherwise), on demand.

         4. Payments in General. All payments under this Note shall be made without defense, setoff or counterclaim to the Lender not later than 12:00 noon (Houston, Texas time) on the date when due and shall be made in lawful money of the United States of America in immediately available funds. Whenever any payment to be made under this Note shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension. Each payment received by the Lender shall be applied first to late charges and collection expenses, if any, then to the payment of accrued but unpaid interest due hereunder, and then to the reduction of the unpaid principal balance hereof.

         5. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Note:

                  (i) The Borrower shall fail to pay when due any principal of or interest on this Note when and as the same shall become due and payable, whether at the Maturity Date, by acceleration hereof or otherwise, and such default shall continue unremedied for five (5) consecutive Business Days after receipt by the Borrower of written notice of such default; or

                  (ii) The Borrower (A) shall file for relief under any bankruptcy law or (B) shall be the subject of an involuntary petition under any such law and such involuntary petition is not stayed or dismissed within thirty
(30) days after the date thereof.

         6. Remedies. At any time during the continuance of an Event of Default under Section 5(i), the Lender may declare the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, immediately due and payable, and may proceed to enforce payment of the same and to exercise any and all of the rights and remedies afforded herein as well as all other rights and remedies possessed by the Lender by law or otherwise. Upon the occurrence of an Event of Default under Section 5(ii), the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, shall automatically and immediately become due and payable, and thereafter the Lender may proceed to enforce payment of the same and to exercise any and all of the rights and remedies afforded herein as well as all other rights and remedies possessed by the Lender by law or otherwise.

         7. No Waiver by Lender. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         8. Waivers. Except as otherwise expressly provided for herein, the makers, signers, sureties, guarantors and endorsers of this Note severally waive notice of acceptance of this Note, notice of extension of credit, demand, presentment, notice of presentment, notice of dishonor, notice of intent to demand or accelerate payment hereof, notice of demand, notice of acceleration, diligence in collecting, grace, notice and protest, and agree to one or more renewals or extensions for any period or periods of time, partial payments and releases or substitutions of security, in whole or in part, with or without notice, before or after maturity. If this Note shall be collected by legal proceedings or through a bankruptcy court, or shall be placed in the hands of an attorney for collection after default or maturity, the Borrower agrees to pay all costs of collection, including reasonable attorneys' fees.

         9. Limitation on Interest. Notwithstanding any other provision of this Note, interest on the indebtedness evidenced by this Note is expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the interest contracted for, charged or received by the Lender exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of the Borrower to the Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to the Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of the Borrower to the Lender, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Note and all other agreements between the Borrower and the Lender.

         10. Choice of Law. This Note and the validity and enforceability hereof shall be governed by and construed in accordance with the laws of the State of New York other than the conflicts of laws rules thereof.

EXECUTED as of the 30th day of June, 1999.

                                      BORROWER:

                                      RIGCO NORTH AMERICA, L.L.C.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

         The Lender hereby accepts this Note and, subject to the terms and conditions hereof, agrees to make the loans contemplated herein.


                                      LENDER:

                                      TATHAM INVESTMENT CORP.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------